LEASE AGREEMENT
        1. PARTIES. This Lease, dated as of the 10th day of June, 1996, is made by and between Commonwealth Clinical Systems, Inc., 1650 State Farm Blvd. Charlottesville, VA 22911 (herein called "Landlord") and Value America Corporation, 18632 Beach Blvd., Suite 220, Huntington Beach, CA 92648 (herein called "Tenant").

        2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises"), containing approximately 1,894 square feet of floor area located in a building (the "building") known as 1650 State Farm Blvd. The location and dimensions of said Premises are delineated on Exhibit "A" attached hereto and incorporated by reference herein. Said Premises are located in the City of Charlottesville County of Albermarle, State of Virginia.

        This Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.


        3.  USE.      Tenant shall use the Premises for general office purposes
and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

        4.  MINIMUM RENT.

        4A.           Tenant agrees to pay to Landlord as Minimum Rent, without
notice, offset, or demand, the monthly sum of one thousand eight hundred ninety-four ($1,894). Dollars in advance, on or before the first day of each and every successive calendar month during the term hereof in lawful money of the United States at such place as Landlord may from time to time designate. The rental shall commence on the 15th day of July, 1996. Any Minimum Rent or additional rent which is not paid within five (5) days of the due date thereof shall bear interest at the rate of 1 1/2% per month from the due date thereof until paid.

        4B.           The Minimum Rental specified above shall be adjusted at
the beginning of each Lease Year to reflect proportionate increases in the cost of living as indicated by the U.S. Bureau of Labor Statistics Consumer Price Index (All items, All Urban Consumers, 1967=100). Such adjustment shall be accomplished by multiplying the Minimum Rental as stated in the lease by a fraction, the numerator of which shall be the index as of the last day of the preceding lease year and the denominator of which shall be this index as of the execution of this lease. The product so obtained shall be the new Minimum Rent payable hereunder after determining the cost-of-living adjustment as aforesaid. If such consumer price index shall be discontinued, Landlord shall designate an appropriate substitute index or formula having the same general acceptance as to use and reliability as the index referred to above, and such substitute shall be used as if originally designated herein. In no event, however, shall the Minimum Rental during that period be less than the amount stated in Section 4-A of this lease.

        Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein based upon a thirty (30) day month.

        5. TERM. The lease term shall be one-half (1/2) "Lease Years" plus the partial month, if any, in which the rental commences. "Lease Year" shall mean a period of twelve consecutive calendar months. The parties hereto acknowledge that certain obligations under various articles hereof may commence prior to the lease term, i.e. construction, hold harmless, liability insurance, etc.: and the parties agree to be bound by these articles prior to commencement of the lease term. Beyond the lease term, month-to-month renewal shall occur automatically unless Tenant gives 30 days' written notice or Landlord gives 60 days' written notice.

        6. SECURITY DEPOSIT. Concurrently with Tenant's execution of the lease. Tenant will deposit with Landlord, a sum equivalent to the first months' rent. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default. If any portion of said deposit is so used or applied Tenant shall, withing five
(5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) within ten (10) days following the return of the premises key at the expiration of the Lease Term. In the event of termination or assignment of Landlord's interest in this Lease, if Landlord shall transfer said deposit to Landlord's successor in interest, Landlord shall be relieved of all obligation to return said deposit to Tenant.

        7.  USES PROHIBITED.   Tenant shall not do or permit anything to be done
in or about the Premises nor bring or keep anything therein which is not within the permitted use of the premises or which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

        8. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about Premises, which will in anyway, conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, as its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwrites or other similar bodies now or hereafter constituted related to or affecting the condition, use or occupancy of the Premises, or by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

        9. ALTERATIONS AND ADDITIONS. Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Premises or any part thereof without first obtaining the written consent of Landlord and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in-cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence, at its sole cost and expense, repair any damage to the Premises caused by such removal. Landlord hereby reserves the right at any time to make alterations, additions or improvements to the building in which the Leased Premises are contained and to build additional stories thereon.

        10.  REPAIRS AND MAINTENANCE.

        10A. Upon taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Any damage to adjacent premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.

        10B. Landlord shall maintain the interior of the Premises including all windows and doors, and all mechanical HVAC, plumbing and other systems in good condition and repair and in a neat and clean condition and free of dirt, trash, vermin, and other pests. Landlord shall maintain the inside of the Lease Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures inside the Lease Premises.

        10C. Landlord shall repair and maintain the structural portions of the Building including the exterior walls and structural portions of the roof, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of or by the Tenant, its agents, servants, employees, invitees, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall not be liable for any failure to make such repairs or to perform maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement to rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statue or ordinance now or hereafter in effect.

        11. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf or Tenant. If any such liens are filed against the Premises, Tenant shall pay or bond off such liens within 15 days after such liens are files. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant' sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) time the estimated cost of any improvements, additions or alterations in the Premises which the Tenant desires to make, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work.

        12.  ASSIGNMENT AND SUBLETTING.    Tenant shall not either voluntarily,
or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person to occupy or use the said Premises, or any portion thereof, without first obtaining the written consent of Landlord. A Consent to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under the terms of this Lease. For the purposes of this paragraph, a merger or consolidation of Tenant with another corporation, partnership, or other entity, a transfer of a controlling interest in Tenant or a transfer of a controlling interest in Tenant's general partner (if Tenant is a partnership) shall be deemed an assignment.

        13.  HOLD HARMLESS.   Tenant shall idemnify and hold harmless Landlord
against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or other things done, permitted or suffered by the Tenant in or about the Premises and appurtenant common areas, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this lease, or arising from any act of negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

        Landlord or its agents shall not be liable for any loss or damage to persons or property (including any inventory, raw material, or other property of Tenant) resulting from fire, explosion, falling plaster, steam, accidental sprinkler leakage, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light, air, or for any latent defect in the Premises.

        14.   SUBROGATION.    As long as their respective insurers so permit,
Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

        15.   LIABILITY INSURANCE.    Tenant shall, at Tenant's expense, obtain
and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant (and, if requested, Landlord's mortgagee) against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto and any acts, omissions or negligence of Tenant, its employees, invitees, and licensees. Such insurance shall be in the initial amount of not less than $500,000.00 for injury or death of one person in any one accident or occurrence and in the initial amount of not less than $1,000,000.00 for injury or death of more than one person in any one accident or occurrence. Such insurance shall further initially insure Landlord and Tenant against liability for property damage of at least $100,000.00 and not less than $100,000.00 for fire legal liability. The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of tenant. Insurance required hereunder shall be in companies with a service rating of A or better and a financial rating of XII or better, in "Best's Insurance Guide". Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificate evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry. Tenant shall be responsible for carrying its own contents insurance and shall provide Landlord with evidence satisfactory of same. The amounts of such insurance shall be increased from time to time to reflect increases in the cost of living and general good business practice.

        16.   UTILITIES.    Landlord shall pay for all heat, light, power, and
all other services and utilities supplied to the Premises, together with any taxes thereon. Telephone service shall be established by and charged directly to Tenant.

        17.   PERSONAL PROPERTY TAXES.    Tenant shall pay, or cause to be paid,
before delinquency any and all taxes and/or assessments levied or assessed and which become payable during the term hereof upon all tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures, and other personal property shall be assessed and taxed with the real property. Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to tenant's property.

        18.   RULES AND REGULATIONS.   Tenant shall faithfully observe and
comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

        19.   HOLDING OVER.    If Tenant remains in possession of the Premises
or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

        20.   ENTRY BY LANDLORD.    Landlord reserves, and shall at any and all
times have, the right to enter the Premises to inspect the same, to show said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Landlord shall have the right to place "For Lease" signs in a conspicuous place on the premises one hundred twenty (120) days prior to the expiration of the term of the lease.

        21.   TENANT'S DEFAULT.    The occurrence of any one or more of the
following events shall constitute a default and breach of this Lease by Tenant:

        21A.  The vacating or abandonment of the Premises by Tenant.

        21B. The failure by Tenant to make any payment of rent, additional rent, or any other payment required to be made by Tenant hereunder, as and when due.

        21C. The failure by Tenant to observe or perform any of the conditions or provisions of the Lease to be observed or performed by the Tenant, other than described in Articles 21 B, above, where such failure shall continue for a period of fifteen (15) days after written notice hereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within a fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

        21D. The insolvency of Tenant, the making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

        22.   REMEDIES IN DEFAULT.   In the event of any such default or breach
by Tenant, Landlord may at any time thereafter, at its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

        22A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case all Minimum Rent, additional rent and other charges payable hereunder for the balance of the term shall immediately become due and payable, this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; and reasonable attorney's fee.

        22B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises and Landlord shall be entitled to recover the rent and any other charges and adjustments as may become due hereunder, and

        22C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located.

        22D. Cure such default at the expense of Tenant, and Tenant shall promptly reimburse Landlord for any costs so incurred, plus interest thereon at the rate of 1 1/2% until paid, with such sums due from Tenant being additional rent hereunder.

        22E. The Tenant hereby covenants and agrees that if, at any time, Tenant is adjudged bankrupt or insolvent under the laws of any state, or makes a general assignment for the benefit of creditors, or, if a receiver for all the property of the Tenant is appointed and shall not be discharged within sixty
(60) days after such appointment, the Landlord may, at its option, declare the term of this lease agreement at an end and shall forthwith be entitled to immediate possession of said premises and proceed with other remedies available to Landlord at law or in equity including those set forth in the paragraph 22A herein and in other parts of this Lease. In the event the Tenant files any bankruptcy proceeding, or any bankruptcy proceeding is filed against the Tenant under the laws of the United States, the Tenant shall elect (and shall make every reasonable effort to cause the Trustee to elect) within ten (10) days of the entry of the Order for Relief whether to accept or reject the terms of this lease and perform the same.

        23.   DEFAULT BY LANDLORD.   Landlord shall not be in default unless
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event less than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for the performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

        24.   RECONSTRUCTION.

        24A. In the event the Premises are damaged except during the last 2 years of the term hereof by fire or other perils covered by extended coverage insurance and such damage can be repaired within 120 days. Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Minimum Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant, or its employees, there shall be no abatement of rent. If such damage occurs during the last two years of the term hereof or cannot be repaired within 120 days, then landlord shall have the right within sixty (60) days after such damage to terminate this Lease.

        24B. In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same; provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Premises. In the event the destruction of the Premises is to and extent of ten (10%) percent or more of the full replacement cost then Landlord shall have the option: (1) to repair or restore such damage, this Lease continuing in full force and effect, but Minimum Rent to be proportionately reduced as hereinabove in this article provided; or (2) give notice to Tenant at any time within sixty
(60) days after such damage, terminating this Lease as of the date so specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Minimum Rent reduce by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said termination.

        24C. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures or other personal property of Tenant. Tenant shall give to Landlord prompt written notice of any damage to or destruction of any portion of the Lease Premises.

        24D. The operation of this paragraph shall be subordinate to the terms and conditions of any deed of trust secured in whole or part by the Premises.

        25.   PARKING AND COMMON AREAS

        25A. The Landlord shall keep parking and common areas in a neat, clean and orderly condition and shall repair any damage to the facilities thereof.

        25B. Tenant shall have use of only that parking area that is designated from time to time by the Landlord.

        25C. The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules and regulations as the Landlord or Tenant's Association may adopt from time to time for the orderly and proper operation of such common and parking areas. Such rules may include but shall not be limited to the following: (1) The restricting of employee parking to a limited, designated area or areas; and (2) The regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

        26.    SIGNS.   The Tenant may affix only signs, advertising placards,
names, insignia, trademarks and descriptive material as shall have first received written approval of the Landlord as to type, size, color, location, copy nature and display qualities.

        27. AUCTIONS. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

        28.    GENERAL PROVISIONS.

        (I) Plats and Riders. Clauses, plats, riders and addendums, if any, affixed to this Lease are a part hereof.

        (II) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such rent.

        (III) Joint Obligation. If there be more than one Tenant the obligation hereunder imposed shall be joint and several.

        (IV) Marginal Headings. The marginal headings and article titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

        (V) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

        (VI) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to, bind and benefit the heirs, successors, executors, administrators and assigns of the parties hereto.

        (VII) Recordation. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.

        (VIII) Late Charges. Tenant hereby acknowledges that late payments by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after its due date, then Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, ten percent of such overdue amount), plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, not prevent Landlord from exercising any of the other rights and remedies granted hereunder.

        (IX) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

        (X) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

        (XI) Partial Invalidity. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

        (XII) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

        (XIII) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

        (XIV) Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorney in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorney's fees. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorney's fees and court costs reasonably incurred.

        (XV) Sale of Premises by Landlord. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

        (XVI) Subordination, Attornment. This Lease, and all of Tenant's rights hereunder, are and shall be subject and subordinate to the lien of any deed of trust or mortgage (and any modifications, replacements, or refinancing thereof) now or hereafter encumbering the Premises,and the rights of the beneficiary of such deed of trust or mortgage. Upon request of the Landlord, Tenant will in writing confirm the subordination of its rights hereunder to the lien of any such mortgage or deed of trust, and to all advances made or hereafter to be made upon the security thereof.

        In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall at the election of the foreclosure purchaser, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

        (XVII) Notices. All notices are demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by certified mail with a return receipt, postage prepaid, addressed to the Tenant at the Premises, and to the address herein below, or to such other places as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by certified mail with a return receipt, postage prepaid, addressed to the Landlord at the address set forth herein, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.


        To Landlord at:  1650 State Farm Blvd., Charlottesville, VA 22911
                         -------------------------------------------------------


        ------------------------------------------------------------------------


        To Tenant at:  1650 State Farm Blvd., Charlottesville, VA 22911
                       ---------------------------------------------------------


        ------------------------------------------------------------------------


        (XVIII) Tenant's Statement. Tenant shall at any time and from time to time, upon not less than three days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledge that Tenant has accepted the Premises and that Landlord has performed all obligation of an inducement nature to be performed by it, (c) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, (d) setting forth the commencement and expiration of the term hereof and (e) setting forth such other items as may be requested by Landlord. Any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

        29. The sole execution of this Lease by Tenant shall be an offer to Landlord to enter into an agreement, and the terms contained herein shall not bind the Landlord until the Landlord has executed this Lease.

Signed, sealed and delivered in the Presence of:  LANDLORD:

------------------------------------------------  By: /s/ Robert S. Reid
                                                      --------------------------

------------------------------------------------  By:    Robert S. Reid
                                                     --------------------------

------------------------------------------------  TENANT:

------------------------------------------------  By: /s/ Craig A. Winn
                                                      --------------------------

------------------------------------------------  By:     Craig A. Winn
                                                      --------------------------